UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Annual Report December 31, 2010

Nuveen Diversified Dividend and Income Fund JDD

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Distribution and Share Price Information	12

Performance Overview	15

Report of Independent Registered Public Accounting Firm	16

Portfolio of Investments	17

Statement of Assets & Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Statement of Cash Flows	31

Financial Highlights	32

Notes to Financial Statements	34

Board Members & Officers	44

Annual Investment Management Agreement Approval Process	50

Reinvest Automatically Easily and Conveniently	55

Glossary of Terms Used in this Report	57

Other Useful Information	59

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has 28 years of corporate finance and investment management experience.

The real estate portion of the Fund’s investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who each have more than 20 years of experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony’s Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Wellington Management Company, LLP, invests its portion of the Fund’s assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management talk about general economic and market conditions, their management strategies and the performance of the Fund for the twelve-month period ending December 31, 2010.

What were the general market conditions for the twelve-month reporting period?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial

Nuveen Investments	5

system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Overall, U.S. stock market performed well during the twelve-month period, with the Dow Jones Industrial Average climbing 14%, the S&P 500 Index advancing 15% and the NASDAQ-100 Index gaining 19%. Looking overseas, Europe’s central bankers announced a $1 trillion bailout package to contain the situation with Greece and possibly help Portugal, Spain, Italy and Ireland. Ireland subsequently applied for a bailout to rescue its banking system.

Continuing a historically strong rebound from the lows of early 2009, pricing for Real Estate Investment Trust (REIT) common equity securities surged in 2010 responding to accommodative real estate financing markets, hopeful signals for the U.S. economy and a dearth of new construction, but amidst continued weakness in rents and occupancies for most property types.

Against a backdrop of depressed rents and weak occupancy levels, the prime focus for owners and operators of commercial real estate continues to be reducing and refunding debt. In this context, it has been good news that real estate capital markets have been so accommodative, highlighted by rebounding liquidity and value for high quality real estate assets, active lending markets and historically low interest rates. Public real estate markets continued to foreshadow a number of these trends evident in surging stock prices, active equity issuance, narrowing borrowing costs and even an active IPO calendar.

The senior loan market represented an attractive asset class in 2010, driven by a strong risk-return relationship featuring interest income and principal appreciation from secured positions in the capital structure. Further, a recovering primary market generated more new loan deals than 2008 and 2009 combined, allowing companies to refinance debt and extend loan maturities while offering investors attractive terms.

Fundamentals on the year were positively demonstrated by a significant decline in defaults and decreased corporate leverage with improved corporate earnings. For example, leveraged loans finished 2010 at a 2.58% default rate, according to Credit Suisse, compared with 2009 defaults of 9.58%. Similarly, Credit Suisse reported that high yield bonds experienced a significant improving default environment, finishing 2010 with defaults of 1.51% compared to 2009 defaults of 9.36%. An improving leveraged loan and high yield primary market enabled companies to refinance deals and extend maturities.

A continued trend in 2010 that impacted both fundamentals and technicals was the high level of refinancing in the corporate credit market, specifically the use of high yield bond issuance to refinance senior loans. This trend has enabled companies to extend debt

6	Nuveen Investments

maturities (typically with later maturities and fixed funding high yield bonds) and provide a runway for the business cycle to improve and leverage to decrease over time. This dynamic continued to be a positive technical factor for loans as it removed supply from the senior loan market.

Emerging markets generally continued to deal with strong capital inflows as money moved from lower-yielding developed markets, especially during the second half of the reporting period. The policy normalization process in China does not appear to pose a significant risk to the economic expansion, at least at this point, and thus we anticipate that China will continue to be a key driver of growth in the region and a key source of demand for global resources in the coming year.

What were the key strategies were used to manage the Fund over this reporting period?

The Fund’s investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend-paying common stocks, 2) dividend-paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend-paying equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, and/or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone. We also wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

In managing the real estate portion of the portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These “high barrier to entry” markets often have constraints that limit new construction, a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio, we focused on macro, technical, and fundamental factors. One strategy we employed was capturing value from the loan new issue market through high quality new issues. New loan issuance tripled in 2010 compared with 2009, according to Credit Suisse, with many high quality new issues

Nuveen Investments	7

coming to market with attractive features such as LIBOR floors, call protection, and original issue discounts. This strategy enabled us to select high quality new issues and realize higher interest income return through the benefit of higher spreads and LIBOR floors.

In the emerging market debt portion of the Fund, we began 2010 with a pro-risk stance that reflected our constructive view on both emerging market fundamentals as well as the broader global economy. We favored higher beta countries, long duration positioning on select local market curves, and Asian currencies, while looking to add to the overall corporate debt exposure of the portfolio on an opportunistic basis. We turned more defensive in the second quarter as problems in the Western European periphery began to take hold. We then added back to our overall risk exposure in the third quarter as we expected abundant global liquidity to be supportive for risk assets. We finished the year closer to neutral in reflection of a strong market rally and continued uncertainty in the global economy. Throughout we remained constructive on emerging market fundamentals, favoring countries across the quality spectrum and tactically adding to local market and corporate debt exposure. We also entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

1	Comparative Benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this Benchmark.

2	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Fund perform over the twelve-month period?

The performance of JDD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 12/31/10

	1-Year	5-Year
JDD	19.18%	2.38%
Comparative Benchmark[1]	16.72%	5.27%
S&P 500 Index[2]	15.06%	2.29%

For the twelve-month period ended December 31, 2010, the total return on common share net asset value (NAV) for the Fund outperformed both its comparative benchmark and the general market index.

Within the dividend-paying equity portion of the Fund, several of our positions appreciated sharply during the year given their depressed valuations, individual catalysts, and a perception that the economy was stabilizing. Holdings worth highlighting are Citigroup Inc., Biovail, and Union Pacific Corp. Citigroup Inc. outperformed given an attractive valuation and the emergence of several catalysts, most notably the U.S. Treasury’s earlier-than-expected sale of its remaining stake in the company in early December. The Treasury’s exit removed an overhang on the stock, and accelerated the company’s ability to return capital to shareholders through increased dividend payments and/or share repurchases. Although earnings will likely be pressured by still relatively high credit costs and low interest rates, we believe Citigroup remains an attractive investment opportunity given its strong capital levels, excess loan loss reserves, and growth potential from emerging markets. Biovail Corporation, a specialty pharmaceutical company added to the portfolio in May, rose sharply as the company agreed to merge with Valeant Pharmaceutical (the transaction closed in September with the new entity taking the Valeant Pharmaceutical name). Together the two companies should be able to

8	Nuveen Investments

generate stronger cash flow with a lower risk profile than they were able to do on a standalone basis. After the merger, the shares have continued to outperform as the cost synergies have been greater than originally expected. Union Pacific Corporation outperformed on expectations that demand for railroad services is set to recover as inventory destocking appears to have come to an end in many sectors of the economy. As the economic recovery continues to unfold, volume growth, operating leverage, and earnings power for the rails is expected to continue to improve. Union Pacific is also poised to achieve pricing gains as lower priced legacy contracts roll off and are replaced with market-based pricing. Approximately 18% of Union Pacific’s revenue base consists of legacy contracts that will be re-priced over the next five years.

Defense stocks Lockheed Martin Corporation and Raytheon Co. underperformed as investors feared lower margins and continued to price in expectations of a tougher U.S. defense spending environment brought on, in part, by a new Defense Department initiative that seeks to control costs and increase efficiency. Sanofi-Aventis S.A., ADR declined as the company’s ongoing hostile bid for Genzyme Corporation has taken investor focus away from the compelling valuation and fundamental improvements occurring at the company.

We added several new holdings to the portfolio during the year, including investments in Amgen Inc., AngloGold Ashanti Ltd., ADR, Hewlett-Packard Co., Nucor Corporation, Symetra Financial Corporation, Unum Group, and Vodafone Group PLC ADR. We also purchased shares of Occidental Petroleum Corporation (OXY), one of the largest integrated oil companies in the U.S. The company has a strong balance sheet, low cost structure, and one of the highest returns on capital employed in the industry with an asset base/project list that should allow this to continue. OXY has a favorable commodity mix (73% oil), and should generate significant free cash flow and earnings growth at existing oil prices. In mid-November we invested in General Motors Co. when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility. In addition, GM has lowered its breakeven to trough sales levels and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in GM’s stock price. We also purchased Time Warner Inc. as the shares had been pressured by concerns of an increase in subscriber losses at HBO Networks as viewers move to Over-The-Top (OTT) providers such as Netflix and Google TV. We believe the threat of OTT providers to Time Warner is exaggerated given the strength of HBO’s original content offerings which should continue to attract subscribers to the channel. Time Warner offers meaningful downside protection and attractive catalysts for upside potential given the high quality assets, balance sheet strength, high single digit free-cash-flow yield, and a strong management team (including its well respected CEO, Jeff Bewkes).

Cable operator Comcast Corporation, was eliminated based on valuation. We were also disappointed in management’s decision to enter into a joint venture with GE to own a majority stake in NBC Universal. AT&T Inc. was sold following the company’s successful restructuring efforts and concerns over slower growth in the wireless market. Though AT&T has shown success in reducing its wireline costs, we see little opportunity for further meaningful cost savings for the company and decided to exit our position. After initially reducing our investment in ConocoPhillips and investing in Occidental Petroleum, we eliminated the remaining position in ConocoPhillips as we believed the share price reflected

Nuveen Investments	9

the company’s current restructuring efforts and therefore had a less attractive risk/reward valuation. Other holdings eliminated from the portfolio during the year were Banco Santander S.A. ADR, Caterpillar Inc., EDP-Energias de Portugal S.A. ADR, Northrop Grumman Corp, Reinsurance Group of America Inc, Travelers Cos. Inc., and Verizon Communications Inc.

In the real estate portion of the Fund, performance benefited from strong stock selection and weighting among the multi-family and industrial companies. The potential for strong performance in the multi-family industry was highlighted in our research which indicated rents were likely to strengthen significantly in 2010 even in a tepid economic recovery.

On the negative side, the Fund’s performance was held back by investments in office and lodging companies. The uneven economic recovery in 2010 was insufficient to significantly improve near-term results in many of the suburban office markets and leasing results in community shopping centers, although stabilizing, were relatively weak.

The 2010 senior loan market performance was driven by continued principal recovery of lower-rated and higher leveraged loans in addition to higher interest income from new loan deals offering higher spreads and LIBOR floors. For example, CCC-rated loans returned 18.73% in 2010 according to Credit Suisse, relative to BB and B-rated loans that returned 7.49% and 9.93%, respectively. The Fund’s performance had similar attribution. Despite a focus on higher quality names, some of the lower-dollar priced assets in the portfolio helped drive performance. Examples of this include Tribune Company and Univision whose loan securities continued to appreciate in 2010 as they did in 2009 due to cyclical revenue streams but high levels of tangible assets. From the perspective of new loan issuance in the primary market, the Fund’s performance benefited from new loan deals from companies like Swift Transportation, Cedar Fair, and Reynolds Group, which brought attractive new deals to market with higher spreads and LIBOR floors driving the Fund’s interest income.

The Fund’s core portfolio of higher quality assets with strong interest income and low discounts to par underperformed more risky loan assets, which benefited from greater relative price appreciation over the course of the year stemming from improving fundamental and strong technical environments. However, on a risk-adjusted basis the Fund performed well, maximizing current income while minimizing risk.

In the emerging markets debt portion of the portfolio, both country rotation and security selection strategies contributed positively to returns for the Fund. Security selection trades in Russia, Colombia, Indonesia, and Brazil were particularly favorable, as was an underweight allocation to Turkey and an overweight to Argentina. Conversely, an overweight allocation and less favorable security selection in Serbia and the Ivory Coast detracted from relative returns.

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative index and benchmark was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the

10	Nuveen Investments

negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. The Fund redeemed all of its outstanding ARPS at par in 2009 and since then has relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

Nuveen Investments	11

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund’s quarterly distribution to common shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but-as noted earlier-also increases the variability of common shareholders’ net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the

12	Nuveen Investments

shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

As of 12/31/10 (Common Shares)	JDD
Inception date	9/25/03
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.94
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$0.94

Distribution rate on NAV	7.67%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	19.18%
5-Year on NAV	2.38%
Since inception on NAV	6.66%

Including retained gain tax credit/refund[3]:
1-Year on NAV	19.18%
5-Year on NAV	2.99%
Since inception on NAV	7.09%

Common Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased and Retired	Common Shares
240,001	1.2%

During the twelve-month reporting period, the Fund repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Nuveen Investments	13

	Weighted Average	Weighted Average
Common Shares	Price Per Share	Discount Per Share
Repurchased and Retired	Repurchased and Retired	Repurchased and Retired
30,100	$9.81	14.97%

At December 31, 2010, the Fund’s common share price was trading at a -11.10% discount to its common share net asset value, compared with an average discount over the twelve-month period of -10.06%.

14	Nuveen Investments

JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund
as of December 31, 2010

Fund Snapshot
Common Share Price	$10.89

Common Share Net Asset Value (NAV)	$12.25

Premium/(Discount) to NAV	-11.10%

Current Distribution Rate[1]	8.63%

Net Assets Applicable to Common Shares ($000)	$244,461

Portfolio Composition
(as a % of total investments)[2,3]
Real Estate Investment Trust	27.0%

Emerging Markets Debt	19.2%

Media	4.9%

Pharmaceuticals	4.8%

Insurance	4.6%

Hotels, Restaurants & Leisure	3.9%

Health Care Providers & Services	3.7%

Metals & Mining	2.4%

Oil, Gas & Consumable Fuels	2.1%

Communications Equipment	1.9%

Software	1.7%

Commercial Services & Supplies	1.6%

Short-Term Investments	3.7%

Other	18.5%

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2,3]
Office	7.0%

Retail	6.5%

Specialized	5.5%

Residential	4.5%

Industrial	2.3%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2,3]
Russian Federation	2.0%

Brazil	1.9%

Indonesia	1.5%

Mexico	1.1%

Peru	1.0%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
1-Year	22.16%	19.18%

5-Year	1.74%	2.38%

Since Inception	5.24%	6.66%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	22.16%	19.18%

5-Year	2.39%	2.99%

Since Inception	5.68%	7.09%

Portfolio Allocation (as a % of total investments)2,3,5

2009-2010 Distributions Per Common Share
Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.
3	Holdings are subject to change.
4	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.
5	73.9% of the Fund’s total investments (excluding investments in derivatives) are U.S. Securities.

Nuveen Investments	15

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the “Fund”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

16	Nuveen Investments

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments
December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 32.4% (25.7% of Total Investments)

	Aerospace & Defense – 1.9%

40,000	Lockheed Martin Corporation	$2,796,400
40,500	Raytheon Company	1,876,770

	Total Aerospace & Defense	4,673,170

	Automobiles – 0.5%

34,900	General Motors Company, (2)	1,286,414

	Biotechnology – 0.5%

21,000	Amgen Inc., (10)	1,152,900

	Building Products – 0.5%

35,400	Masonite Worldwide Holdings, (10)	1,230,150

	Commercial Banks – 0.7%

50,100	Wells Fargo & Company	1,552,599

	Commercial Services & Supplies – 1.0%

103,600	Pitney Bowes Inc.	2,505,048

	Communications Equipment – 1.2%

332,000	Motorola, Inc., (10)	3,011,240

	Computers & Peripherals – 0.6%

36,000	Hewlett-Packard Company	1,515,600

	Containers & Packaging – 0.4%

32,200	Packaging Corp. of America	832,048

	Diversified Financial Services – 0.9%

481,500	Citigroup Inc., (10), (11)	2,277,495

	Diversified Telecommunication Services – 0.4%

89,202	Frontier Communications Corporation, (11)	867,935

	Food & Staples Retailing – 0.6%

68,000	Kroger Co.	1,520,480

	Household Products – 0.5%

20,400	Kimberly-Clark Corporation	1,286,016

	Industrial Conglomerates – 0.6%

80,000	General Electric Company	1,463,200

	Insurance – 5.5%

187,500	Genworth Financial Inc., Class A, (10), (11)	2,463,750
107,900	Hartford Financial Services Group, Inc.	2,858,271
37,000	Loews Corporation	1,439,670
61,800	MetLife, Inc.	2,746,392
136,000	Symetra Financial Corporation	1,863,200
86,500	Unum Group	2,095,030

	Total Insurance	13,466,313

	Machinery – 0.7%

37,600	Ingersoll Rand Company Limited, Class A	1,770,584

	Media – 1.1%

17,337	Metro-Goldwyn-Mayer	411,754
70,300	Time Warner Inc.	2,261,551

	Total Media	2,673,305

	Metals & Mining – 2.7%

45,500	AngloGold Ashanti Limited, Sponsored ADR	2,239,965
57,100	Barrick Gold Corporation, (11)	3,036,578
30,100	Nucor Corporation	1,318,982

	Total Metals & Mining	6,595,525

Nuveen Investments	17

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 2.7%

41,300	Eni S.p.A., Sponsored ADR	$1,806,462
14,000	Exxon Mobil Corporation	1,023,680
16,100	Occidental Petroleum Corporation	1,579,410
41,000	Total S.A., Sponsored ADR	2,192,680

	Total Oil, Gas & Consumable Fuels	6,602,232

	Pharmaceuticals – 5.0%

43,400	GlaxoSmithKline PLC, Sponsored ADR	1,702,148
56,000	Merck & Company Inc.	2,018,240
205,000	Pfizer Inc.	3,589,550
114,200	Sanofi-Aventis, ADR	3,680,666
39,900	Valeant Pharmaceuticals International	1,128,771

	Total Pharmaceuticals	12,119,375

	Road & Rail – 0.6%

16,500	Union Pacific Corporation, (11)	1,528,890

	Software – 2.1%

156,600	CA Inc.	3,827,304
46,400	Microsoft Corporation	1,295,488

	Total Software	5,122,792

	Tobacco – 0.8%

31,100	Philip Morris International	1,820,283

	Wireless Telecommunication Services – 0.9%

85,000	Vodafone Group PLC, Sponsored ADR	2,246,550

	Total Common Stocks (cost $71,296,495)	79,120,144

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 33.9% (27.0% of Total Investments)

	Diversified – 1.4%

41,391	Vornado Realty Trust	$3,449,112

	Industrial – 2.9%

115,450	AMB Property Corp.	3,660,920
233,650	ProLogis	3,373,906

	Total Industrial	7,034,826

	Office – 8.8%

42,250	Boston Properties, Inc.	3,637,725
250,100	Brandywine Realty Trust	2,913,665
109,287	Commonwealth REIT	2,787,911
79,900	Corporate Office Properties	2,792,505
96,750	Mack-Cali Realty Corporation	3,198,555
151,400	Piedmont Office Realty Trust	3,049,196
48,100	SL Green Realty Corporation	3,247,231

	Total Office	21,626,788

	Residential – 5.6%

137,326	Apartment Investment & Management Company, Class A	3,548,504
29,525	AvalonBay Communities, Inc.	3,323,039
67,800	Equity Residential	3,522,210
29,100	Essex Property Trust Inc.	3,323,802

	Total Residential	13,717,555

	Retail – 8.2%

44,300	Federal Realty Investment Trust	3,452,299
189,700	General Growth Properties Inc.	2,936,556
70,991	Macerich Company	3,362,844
80,450	Regency Centers Corporation	3,398,208
33,935	Simon Property Group, Inc.	3,376,193
70,400	Taubman Centers Inc.	3,553,792

	Total Retail	20,079,892

18	Nuveen Investments

Shares	Description (1)				Value
	Specialized – 7.0%

94,300	HCP, Inc.				$3,469,297
190,192	Host Hotels & Resorts Inc.				3,398,731
34,124	Public Storage, Inc.				3,460,856
151,900	Senior Housing Properties Trust				3,332,686
64,400	Ventas Inc.				3,379,712

	Total Specialized				17,041,282

	Total Real Estate Investment Trust Common Stocks (cost $58,550,298)				82,949,455

Shares	Description (1)	Coupon		Ratings (2)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)

	Food Products – 0.7%

15	HJ Heinz Finance Company, 144A	8.000%		BB+	$1,617,656

	Total Capital Preferred Securities (cost $1,310,000)				1,617,656

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 30.0% (23.9% of Total Investments) (4)

	Air Freight & Logistics – 0.2%

$400	Transdigm, Inc., Term Loan	5.000%	12/06/16	Ba2	$404,625

	Biotechnology – 0.4%

900	Grifols, Term Loan, WI/DD	TBD	TBD	BB	911,625

	Building Products – 0.7%

800	Armstrong World Industries, Inc., Term Loan B	5.000%	5/23/17	BB–	807,500
998	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	1,004,269

1,798	Total Building Products				1,811,769

	Chemicals – 0.8%

400	Celanese US Holdings LLC, Credit Linked Deposit	1.761%	4/02/14	BB+	400,111
1,567	Rockwood Specialties Group, Inc., Term Loan H	6.000%	5/15/14	BB+	1,579,250

1,967	Total Chemicals				1,979,361

	Commercial Services & Supplies – 1.0%

1,500	Knology, Inc., Term Loan	5.500%	10/17/16	B+	1,511,954
990	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	1,000,515

2,490	Total Commercial Services & Supplies				2,512,469

	Communications Equipment – 1.1%

1,995	Avaya, Inc., Term Loan	3.034%	10/24/14	B1	1,890,440
867	Intelsat, Term Loan, WI/DD	TBD	TBD	B1	876,259

2,862	Total Communications Equipment				2,766,699

	Containers & Packaging – 0.4%

150	Reynolds Group Holdings, Inc., Term Loan A	6.250%	8/06/15	Ba3	150,581
900	Reynolds Group Holdings, Inc., Term Loan D	6.500%	5/05/16	Ba3	909,997

1,050	Total Containers & Packaging				1,060,578

	Diversified Financial Services – 0.4%

1,036	Pinafore LLC, Term Loan	6.250%	9/29/16	BB	1,051,770

	Diversified Telecommunication Services – 1.2%

328	Intelsat, Tranche B2, Term Loan A	2.790%	1/03/14	BB–	328,273
328	Intelsat, Tranche B2, Term Loan B	2.790%	1/03/14	BB–	328,171
328	Intelsat, Tranche B2, Term Loan C	2.790%	1/03/14	BB–	328,171
1,896	Intelsat, Tranche B2, Term Loan	2.790%	7/03/13	BB–	1,896,000

2,880	Total Diversified Telecommunication Services				2,880,615

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments December 31, 2010

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Electric Utilities – 0.9%

$1,935	TXU Corporation, Term Loan B2	3.764%	10/10/14	B2	$1,498,855
970	TXU Corporation, Term Loan B3	3.764%	10/10/14	B2	750,204

2,905	Total Electric Utilities				2,249,059

	Food & Staples Retailing – 0.8%

1,995	U.S. Foodservice, Inc., Term Loan	2.760%	7/03/14	B2	1,826,019

	Food Products – 1.0%

120	Darling International, Inc., Term Loan	5.000%	12/17/16	BB+	121,200
1,284	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	1,303,909
900	NBTY, Inc., Term Loan	6.250%	10/01/17	BB–	913,872

2,304	Total Food Products				2,338,981

	Health Care Providers & Services – 4.6%

66	Community Health Systems, Inc., Delayed Term Loan	2.544%	7/25/14	BB	64,131
142	Community Health Systems, Inc., Extended Term Loan	3.794%	1/25/17	BB	141,960
1,275	Community Health Systems, Inc., Term Loan	2.544%	7/25/14	BB	1,245,235
2,000	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	BB	2,021,608
1,034	Fresenius SE, Term Loan C1	4.500%	9/10/14	BBB–	1,043,759
591	Fresenius SE, Term Loan C2	4.500%	9/10/14	BBB–	596,222
969	MultiPlan, Inc., Term Loan	6.500%	8/26/17	Ba3	980,589
1,713	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/15	BB	1,725,327
229	United Surgical Partners International, Inc., Delayed Term Loan	2.270%	4/21/14	Ba3	222,078
1,211	United Surgical Partners International, Inc., Term Loan	2.280%	4/21/14	Ba3	1,175,317
2,000	Universal Health Services, Term Loan	5.500%	11/15/16	BB+	2,029,450

11,230	Total Health Care Providers & Services				11,245,676

	Hotels, Restaurants & Leisure – 4.9%

1,990	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	1,928,808
1,350	Burger King Corporation, Term Loan B	6.250%	10/19/16	BB–	1,371,335
1,275	Dunkin Brands, Inc., Term Loan	5.750%	11/23/17	B+	1,291,884
83	OSI Restaurant Partners LLC, Revolver	2.027%	6/14/13	B+	79,745
862	OSI Restaurant Partners LLC, Term Loan	2.625%	6/14/14	B+	825,364
981	Reynolds Group Holdings, Inc., US Term Loan	6.750%	5/05/16	BB–	991,551
1,050	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.500%	6/30/16	BB	1,061,156
1,980	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	1,998,563
89	Travelport LLC, Letter of Credit	4.803%	8/21/15	Ba3	84,739
445	Travelport LLC, Term Loan	4.963%	8/21/15	Ba3	422,319
385	Venetian Casino Resort LLC, Delayed Term Loan	3.030%	11/23/16	B1	371,180
1,524	Venetian Casino Resort LLC, Tranche B, Term Loan	3.030%	11/23/16	B1	1,469,458

12,014	Total Hotels, Restaurants & Leisure				11,896,102

	Household Products – 0.3%

748	Visant Holding Corporation, Tranche B, Term Loan	7.000%	12/22/16	BB–	757,554

	Independent Power Producers & Energy Traders – 0.6%

750	KGEN LLC, Synthetic Letter of Credit	2.063%	2/05/14	BB–	720,000
836	KGEN LLC, Term Loan B	2.063%	2/08/14	BB–	802,556

1,586	Total Independent Power Producers & Energy Traders				1,522,556

	Insurance – 0.3%

623	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	BBB–	632,072

	IT Services – 1.5%

1,864	First Data Corporation, Term Loan B1	3.011%	9/24/14	B+	1,722,219
1,937	SunGard Data Systems, Inc., Term Loan B	2.013%	2/28/14	BB	1,892,482

3,801	Total IT Services				3,614,701

	Leisure Equipment & Products – 1.0%

2,389	Cedar Fair LP, Term Loan	5.500%	12/15/16	Ba2	2,417,380

	Machinery – 0.1%

281	Manitowoc Company, Term Loan	8.000%	11/06/14	BB	284,105

20	Nuveen Investments

			Weighted
Principal			Average
Amount (000)		Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
		Media – 5.1%

$625		Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	$629,688
1,782		Emmis Operating Company, Term Loan	4.303%	11/01/13	Caa2	1,572,519
1,194		Interactive Data Corporation, Term Loan	6.750%	1/29/17	Ba3	1,212,652
2,469		Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	2,454,848
33		Nielsen Finance LLC, Term Loan A	2.264%	8/09/13	BB–	33,111
1,240		Nielsen Finance LLC, Term Loan B	4.014%	5/02/16	BB–	1,236,270
549		Nielsen Finance LLC, Term Loan C	4.014%	5/02/16	BB–	545,094
700		SuperMedia, Term Loan	0.000%	12/31/15	B–	482,584
975		Tribune Company, Term Loan B, (5), (6)	0.000%	6/04/14	Ca	677,973
1,973		Univision Communications, Inc., Term Loan	4.511%	3/31/17	B	1,879,573
1,000		UPC Broadband Holding BV, Term Loan N	4.251%	12/31/17	Ba3	986,719
1,608		Yell Group PLC, Term Loan	4.011%	7/31/14	B	769,481

14,148		Total Media				12,480,512

		Metals & Mining – 0.3%

750		Novelis, Inc., Term Loan	5.250%	12/15/16	Ba2	760,781

		Pharmaceuticals – 1.1%

1,556		Warner Chilcott Corporation, Add on Term Loan	6.250%	4/30/15	BB	1,568,851
458		Warner Chilcott Corporation, Term Loan A	6.000%	10/30/14	BB	459,200
226		Warner Chilcott Corporation, Term Loan B1	6.250%	4/30/15	BB	228,224
377		Warner Chilcott Corporation, Term Loan B2	6.250%	4/30/15	BB	380,034

2,617		Total Pharmaceuticals				2,636,309

		Real Estate Management & Development – 0.2%

568		LNR Property Corporation, Term Loan B	3.770%	7/12/11	B2	561,851

		Road & Rail – 1.1%

266		Hertz Corporation, Letter of Credit	2.034%	12/21/12	Ba1	264,684
1,432		Hertz Corporation, Term Loan	2.020%	12/21/12	Ba1	1,424,042
1,031		Swift Transportation Company, Inc., Term Loan, WI/DD	TBD	TBD	BB–	1,033,958

2,729		Total Road & Rail				2,722,684

$76,071		Total Variable Rate Senior Loan Interests (cost $75,177,723)				73,325,853

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 24.1% (19.2% of Total Investments)

		Argentina – 1.1%

$250		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B2	$279,375
240		Provincia de Cordoba, 144A	12.375%	8/17/17	B	250,800
340		Republic of Argentina	8.280%	12/31/33	B	316,978
429		Republic of Argentina	8.280%	12/31/33	B	400,335
646	EUR	Republic of Argentina	7.820%	12/31/33	B	669,290
1,090		Republic of Argentina	2.500%	12/31/38	B	493,225
780	EUR	Republic of Argentina	2.260%	12/31/38	B	393,474

		Total Argentina				2,803,477

		Bahrain – 0.2%

430		Kingdom of Bahrain, 144A	5.500%	3/31/20	A	439,551

		Brazil – 2.4%

155		Banco Bradesco S.A., 144A	5.900%	1/16/21	Baa2	155,961
280		Banco do Brasil, 144A	8.500%	10/20/49	Baa2	323,736
255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	Baa2	250,324
605		Banco Nacional de Desenvolvimento Economico e Social, Reg S	6.369%	6/16/18	BBB–	661,749
145		Braskem Finance Limited, Reg S	7.000%	5/07/20	BB+	150,438
225		Cia Brasileira de Bebidas	8.750%	9/15/13	A3	260,437
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	566,425
195		Federative Republic of Brazil	7.875%	3/07/15	BBB–	234,000
155		Federative Republic of Brazil	10.125%	5/15/27	BBB–	237,925
90		Federative Republic of Brazil	8.250%	1/20/34	BBB–	120,375
471		Fibria Overseas Finance, 144A	7.500%	5/04/20	Ba1	496,905
265		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB–	286,200
120		Globo Comunicacao Participacoes, S.A., 144A	6.250%	7/29/49	BBB–	126,600

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments December 31, 2010

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Brazil (continued)

$450		Itau Unibanco Holdings S.A., 144A	5.750%	1/22/21	Baa2	$451,125
36	BRL	National Treasury Note of Brazil	6.000%	5/15/15	Baa3	429,847
425		Petrobras International Finance Company	5.875%	3/01/18	Baa1	454,673
150		Petrobras International Finance Company	7.875%	3/15/19	Baa1	178,076
215		Rearden G Holdings, 144A	7.875%	3/30/20	BB–	227,900
294		Telemar Norte Leste S.A., 144A	5.500%	10/23/20	Baa2	284,445

		Total Brazil				5,897,141

		Canada – 0.1%

225		Pacific Rubiales Energy Corporation, 144A	8.750%	11/10/16	BB–	254,250

		Chile – 0.5%

125		Colbun S.A., 144A	6.000%	1/21/20	BBB–	130,462
450		Corporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	A1	461,030
420		Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	A1	399,577
195		E-CL S.A., 144A	5.625%	1/15/21	BBB–	194,154
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A3	58,046

		Total Chile				1,243,269

		Colombia – 1.0%

220		Bancolombia S.A.	6.125%	7/26/20	Baa3	226,336
680		Republic of Colombia	11.750%	2/25/20	BBB–	1,028,500
420,000	COP	Republic of Colombia	7.750%	4/14/21	BB+	260,859
175,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	129,199
535		Republic of Colombia	10.375%	1/28/33	BBB–	805,175

		Total Colombia				2,450,069

		Costa Rica – 0.0%

20		Republic of Costa Rica, Reg S	9.995%	8/01/20	BB+	27,500

		Cote d’Ivoire (Ivory Coast) – 0.2%

905		Ivory Coast Republic, Reg S	2.500%	12/31/32	N/A	407,250

		Croatia – 0.2%

325		Republic of Croatia, 144A	6.750%	11/05/19	BBB–	340,696
130		Republic of Croatia, 144A	6.625%	7/14/20	BBB–	134,446

		Total Croatia				475,142

		Dominican Republic – 0.1%

219		Dominican Republic, Reg S	9.040%	1/23/18	B	249,199

		Egypt – 0.1%

125		Arab Republic of Egypt, 144A	6.875%	4/30/40	BB+	132,500

		El Salvador – 0.5%

105		Republic of El Salvador, Reg S	7.375%	12/01/19	BB	116,550
416		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba1	467,480
510		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba1	553,350

		Total El Salvador				1,137,380

		Gabon – 0.1%

235		Republic of Gabon, Reg S	8.200%	12/12/17	BB–	276,243

		Hungary – 0.1%

305		Republic of Hungary, Government Bond	6.250%	1/29/20	BBB–	296,109

		Indonesia – 1.9%

295		Majapahit Holdings BV, Reg S	8.000%	8/07/19	BB	346,256
1,295		Republic of Indonesia, Reg S	6.750%	3/10/14	BB	1,451,889
1,090		Republic of Indonesia, Reg S	10.375%	5/04/14	BB	1,359,775
130		Republic of Indonesia, Reg S	7.250%	4/20/15	BB	150,710
395		Republic of Indonesia, Reg S	11.625%	3/04/19	BB	587,562
225		Republic of Indonesia, Reg S	8.500%	10/12/35	BB	295,875
395		Republic of Indonesia, Reg S	7.750%	1/17/38	BB	483,875

		Total Indonesia				4,675,942

		Ireland – 0.1%

290		Vnesheconombank, 144A	6.800%	11/22/25	BBB	290,725

22	Nuveen Investments

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Kazakhstan – 1.2%

$400		Kazakhstan Development Bank	6.500%	6/03/20	BBB	$402,000
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/11/16	BBB–	414,375
430		KazMunaiGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB–	535,866
265		KazMunaiGaz Finance Subsidiary, 144A	9.125%	7/02/18	BBB–	311,375
325		KazMunaiGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa3	381,875
650		KazMunaiGaz Finance Subsidiary, Reg S	6.375%	4/09/21	BBB–	643,500
172		Tengizchevroil LLP, 144A	6.124%	11/15/14	BBB–	180,552

		Total Kazakhstan				2,869,543

		Lithuania – 0.4%

175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	194,186
725		Republic of Lithuania, Reg S	7.375%	2/11/20	Baa1	805,656

		Total Lithuania				999,842

		Malaysia – 0.6%

450		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	501,376
275		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	356,792
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	609,428

		Total Malaysia				1,467,596

		Mexico – 1.4%

20		Banco Mercantil del Norte, Reg S	6.135%	10/13/16	Baa1	20,650
100		Pemex Project Funding Master Trust	5.750%	3/01/18	Baa1	107,419
315		Pemex Project Funding Master Trust	6.625%	6/15/35	Baa1	322,086
55		Pemex Project Funding Master Trust	6.625%	6/15/38	Baa1	56,140
61		United Mexican States, (7)	0.000%	1/25/11	A-3	42,700
254		United Mexican States	5.750%	10/12/11	Baa1	226,695
200		United Mexican States	6.375%	1/16/13	Baa1	219,500
290		United Mexican States	5.875%	2/17/14	Baa1	331,325
150,000	ITL	United Mexican States, (9)	11.000%	5/08/17	Baa1	141,834
560		United Mexican States	5.950%	3/19/19	Baa1	627,200
660		United Mexican States	7.500%	4/08/33	Baa1	813,450
544		United Mexican States	6.050%	1/11/40	Baa1	558,960

		Total Mexico				3,467,959

		Morocco – 0.2%

320	EUR	Kingdom of Morocco, Reg S	5.375%	6/27/17	BBB–	450,431

		Netherlands – 0.1%

120		Myriad International Holdings BV, 144A	6.375%	7/28/17	Baa3	126,288

		Pakistan – 0.1%

335		Islamic Republic of Pakistan, Reg S	7.125%	3/31/16	B–	303,831

		Panama – 0.8%

180		AES Panama, Reg S	6.350%	12/21/16	BBB–	193,930
160		Republic of Panama	7.250%	3/15/15	BBB–	185,600
195		Republic of Panama	5.200%	1/30/20	BBB–	207,675
615		Republic of Panama	8.875%	9/30/27	BBB–	845,625
310		Republic of Panama	9.375%	4/01/29	BBB–	436,325

		Total Panama				1,869,155

		Peru – 1.3%
280		Banco Credito del Peru, 144A	9.750%	11/06/69	BB	326,200
615	PEN	Republic of Peru, Reg S, GDR	7.840%	8/12/20	BBB+	250,515
125		Republic of Peru	9.875%	2/06/15	BBB–	158,437
655		Republic of Peru	8.375%	5/03/16	BBB–	812,200
875		Republic of Peru	8.750%	11/21/33	BBB–	1,205,313
115		Republic of Peru	6.550%	3/14/37	BBB–	126,500
365		Republic of Peru	5.625%	11/18/50	BBB–	339,450

		Total Peru				3,218,615

		Philippines – 0.5%

380		National Power Corporation	9.625%	5/15/28	BB	520,600
130		Republic of the Philippines	9.875%	1/15/19	BB	181,350
340		Republic of the Philippines	9.500%	2/02/30	BB	491,300
100		Republic of the Philippines	6.375%	1/15/32	BB	106,500

		Total Philippines				1,299,750

Nuveen Investments	23

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments December 31, 2010

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Poland – 0.8%

$1,110		Republic of Poland	3.875%	7/16/15	A2	$1,133,724
340		Republic of Poland	6.375%	7/15/19	A2	382,571
235	EUR	Republic of Poland	5.250%	1/20/25	A2	317,956

		Total Poland				1,834,251

		Qatar – 0.4%

230		State of Qatar, 144A	6.400%	1/20/40	AA	250,700
70		State of Qatar, Reg S	9.750%	6/15/30	AA	104,300
140		State of Qatar, Reg S	6.400%	1/20/40	AA	152,600
265		Qatari Diar Finance QSC, 144A	3.500%	7/21/15	AA	264,875
160		Qatari Diar Finance QSC, Reg S	5.000%	7/21/20	AA	159,540

		Total Qatar				932,015

		Russian Federation – 2.5%

140		Alrosa Finance S.A., Reg S	8.875%	11/17/14	BB–	156,625
290		Alrosa Finance S.A., 144A	7.750%	11/03/20	BB–	305,588
245		Gaz Capital S.A., Reg S	9.250%	4/23/19	Baa1	302,281
635		Gaz Capital S.A., 144A	9.250%	4/23/19	Baa1	783,463
275		Gaz Capital S.A., Reg S	8.625%	4/28/34	Baa1	331,320
1,300		Russian Federation, 144A	3.625%	4/29/15	Baa1	1,308,190
300		Russian Federation, 144A	5.000%	4/29/20	Baa1	301,500
200		Russian Federation, Reg S	3.625%	4/29/15	Baa1	201,260
465		Russian Federation, Reg S	11.000%	7/24/18	BBB	656,464
600		Russian Federation, Reg S	5.000%	4/29/20	Baa1	603,000
375		Russian Ministry of Finance, Reg S	12.750%	6/24/28	BBB	651,562
285		Sberbank	5.499%	7/07/15	A3	292,481
155		VTB Capital S.A., 144A	6.465%	3/04/15	Baa1	162,161
165		VTB Capital S.A., Reg S	6.250%	6/30/35	Baa1	169,744

		Total Russian Federation				6,225,639

		Serbia – 0.1%

322		Republic of Serbia, Reg S	6.750%	11/01/24	BB–	316,848

		South Africa – 0.6%

190		Republic of South Africa	7.375%	4/25/12	A3	205,200
390		Republic of South Africa	6.875%	5/27/19	A3	458,738
730		Republic of South Africa	5.500%	3/09/20	A3	780,187

		Total South Africa				1,444,125

		South Korea – 0.2%

135		Korea Development Bank	8.000%	1/23/14	A1	154,208
115		National Agricultural Cooperative Federation, Reg S	5.000%	9/30/14	A1	121,023
140		Republic of Korea	5.750%	4/16/14	A1	153,170

		Total South Korea				428,401

		Sri Lanka – 0.1%

170		Republic of Sri Lanka, 144A	6.250%	10/04/20	B+	173,187

		Trinidad – 0.1%

185		Petroleum Company of Trinidad & Tobago Limited, 144A	9.750%	8/14/19	BBB	222,925

		Tunisia – 0.1%

195		Banque de Tunisie	7.375%	4/25/12	BBB	209,137
110	EUR	Banque de Tunisie, Reg S	4.500%	6/22/20	BBB	145,523

		Total Tunisia				354,660

		Turkey – 1.0%

500		Republic of Turkey, Government Bond	9.500%	1/15/14	BB	601,250
135		Republic of Turkey, Government Bond	7.250%	3/15/15	BB	156,262
330		Republic of Turkey, Government Bond	7.000%	9/26/16	BB	381,150
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BB	211,825
965		Republic of Turkey, Government Bond	5.625%	3/30/21	BB	1,008,425
164		Republic of Turkey, Government Bond	7.250%	3/05/38	BB	191,675

		Total Turkey				2,550,587

		Ukraine – 0.9%

105		Naftogaz Ukraine	9.500%	9/30/14	N/A	114,975
100		Republic of Ukraine, 144A	6.875%	9/23/15	B+	102,130

24	Nuveen Investments

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Ukraine (continued)

$250		Republic of Ukraine, 144A	7.750%	9/23/20	B+	$255,625
315		Republic of Ukraine, Reg S	6.875%	3/04/11	B+	317,362
515		Republic of Ukraine, Reg S	6.385%	6/26/12	B+	527,772
180		Republic of Ukraine, Reg S	7.650%	6/11/13	B+	190,125
595	EUR	Republic of Ukraine, Reg S	4.950%	10/13/15	B+	740,237

		Total Ukraine				2,248,226

		United Arab Emirates – 0.4%

242		Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	Ba2	227,101
100		Emirate of Abu Dhabi, Reg S	6.750%	4/08/19	AA	116,750
386		International Petroleum Investment Company, IPIC GTMN Limited Special Purpose Vehicle, Abu Dhabi	5.000%	11/15/20	AA	379,698
310		Waha Aerospace BV, 144A	3.925%	7/28/20	AA	313,168

		Total United Arab Emirates				1,036,717

		Uruguay – 0.7%

270		Republic of Uruguay	9.250%	5/17/17	Ba1	349,650
29		Republic of Uruguay	8.000%	11/18/22	BB+	36,182
510		Republic of Uruguay	7.875%	1/15/33	BB+	617,100
507		Republic of Uruguay	7.625%	3/21/36	BB+	604,183

		Total Uruguay				1,607,115

		Venezuela – 1.0%

620		Pertoleos de Venzuela S.A.	5.250%	4/12/17	B+	356,500
1,105		Pertoleos de Venzuela S.A., 144A	8.500%	11/02/17	B+	748,637
340		Pertoleos de Venzuela S.A., Reg S	8.500%	11/02/17	B+	230,350
40		Republic of Venezuela, Reg S	7.750%	10/13/19	BB–	27,300
607		Republic of Venezuela, Reg S	9.000%	5/07/23	BB–	423,173
760		Republic of Venezuela, Reg S	9.250%	5/07/28	BB–	516,800
220		Republic of Venezuela	8.500%	10/08/14	BB–	187,000
115		Republic of Venezuela	6.000%	12/09/20	BB–	66,700

		Total Venezuela				2,556,460

		Emerging Markets Debt and Foreign Corporate Bonds (cost $55,403,197)				59,059,913

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 4.6% (3.7% of Total Investments)

		Sovereign Debt – 0.2%

		Egypt – 0.2%

825	EGP	Arab Republic of Egypt, Treasury Bill	0.000%	2/01/11	A-3	$141,171
1,425	EGP	Arab Republic of Egypt, Treasury Bill	0.000%	2/08/11	A-3	242,861
325	EGP	Arab Republic of Egypt, Treasury Bill	0.000%	3/01/11	A-3	55,215
850	EGP	Arab Republic of Egypt, Treasury Bill	0.000%	4/19/11	A-3	142,722

		Total Egypt				581,969

		Repurchase Agreements – 4.4%

$5,543		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $5,543,291, collateralized by $5,360,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $5,654,800	0.040%	1/03/11	N/A	5,543,273
5,150		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $5,149,833, collateralized by $5,235,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $5,254,631	0.040%	1/03/11	N/A	5,149,816

$10,693		Total Repurchase Agreements				10,693,089

		Total Short-Term Investments (cost $11,279,889)				11,275,058

		Total Investments (cost $273,017,602) – 125.7%				307,348,079

		Borrowings – (26.6)% (12)				(65,000,000)

		Other Assets Less Liabilities – 0.9% (14)				2,113,395

		Net Assets Applicable to Common Shares – 100%				$244,461,474

Nuveen Investments	25

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments December 31, 2010

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:
Number of		Notional	Expiration	Strike
Contracts	Type	Amount (13)	Date	Price	Value
(265)	Barrick Gold Corporation	(1,298,500)	$1/22/11	49.0	$(115,275)
(2,200)	Citigroup Inc.	(1,100,000)	9/17/11	5.0	(97,900)
(892)	Frontier Communications Corporation	(802,800)	5/21/11	9.0	(80,280)
(949)	Genworth Financial Inc.	(1,328,600)	1/22/11	14.0	(11,863)
(165)	Union Pacific Corporation	(1,402,500)	1/22/11	85.0	(131,587)

(4,471)	Total Call Options Written (premiums received $343,067)	$(5,932,400)			$(436,905)

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2010:
						Unrealized
						Appreciation
		Amount	In Exchange For	Amount	Settlement	(Depreciation)
Counterparty	Currency Contracts to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
Citibank	Brazilian Real	1,567,000	U.S. Dollar	905,885	3/16/11	$(23,710)
BNP Paribas	Chilean Peso	44,600,000	U.S. Dollar	94,362	1/31/11	(734)
BNP Paribas	Colombian Peso	697,633,000	U.S. Dollar	371,873	1/31/11	6,485
BNP Paribas	Euro	84,000	U.S. Dollar	117,330	1/25/11	5,084
Barclays Bank PLC	Euro	85,000	U.S. Dollar	113,489	3/16/11	(69)
Morgan Stanley	Euro	389,000	U.S. Dollar	514,523	3/16/11	(5,174)
HSBC	Euro	519,000	U.S. Dollar	686,326	3/16/11	(7,048)
Westpac Banking	Euro	1,039,000	U.S. Dollar	1,372,890	3/16/11	(15,194)
RBC	Mexican Peso	3,657,000	U.S. Dollar	294,492	3/16/11	(33)
BNP Paribas	U.S. Dollar	1,014,741	Chilean Peso	485,300,000	1/31/11	20,010
UBS	U.S. Dollar	302,173	Colombian Peso	577,000,000	1/31/11	33
BNP Paribas	U.S. Dollar	45,257	Hungarian Forint	9,613,000	3/16/11	588
JPMorgan Chase	U.S. Dollar	627,035	Indonesian Rupiah	5,701,000,000	1/31/11	9,125
HSBC	U.S. Dollar	302,579	Kazakhstan Tenge	44,700,000	1/13/11	817
Citibank	U.S. Dollar	467,235	Kazakhstan Tenge	68,450,000	3/10/11	(1,841)
Deutsche Bank	U.S. Dollar	173,654	Kazakhstan Tenge	25,541,000	3/10/11	1
Deutsche Bank	U.S. Dollar	173,919	Kazakhstan Tenge	25,580,000	7/07/11	109
Deutsche Bank	U.S. Dollar	173,912	Kazakhstan Tenge	25,579,000	10/07/11	222
Credit Suisse	U.S. Dollar	919,845	Mexican Peso	11,539,000	3/16/11	9,474
Deutsche Bank	U.S. Dollar	664,543	New Taiwan Dollar	19,820,000	1/31/11	15,737
Citibank	U.S. Dollar	318,810	Peruvian Nouveau Sol	900,000	3/16/11	894
Citibank	U.S. Dollar	49,663	Peruvian Nouveau Sol	140,000	3/16/11	69
Barclays Bank PLC	U.S. Dollar	954,319	Philippine Peso	42,200,000	1/31/11	9,218
JPMorgan Chase	U.S. Dollar	636,364	Yuan Renminbi	4,200,000	9/27/11	9,691

						$33,754

26	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to December 31, 2010, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.
(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(9)	Market of issuance for this investment is Euro. Euro par equals 77,469.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Investment, or portion of investment, has been pledged as collateral for call options written.
(12)	Borrowings as a percentage of Total Investments is 21.1%.
(13)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(14)	Other Assets Less Liabilities includes Value and/or unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.
N/A	Not applicable.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
ITL	Italian Lira
PEN	Peruvian Nouveau SOI
See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets & Liabilities
December 31, 2010

Assets
Investments, at value (cost $273,017,602)	$307,348,079
Cash	36,037
Cash denominated in foreign currencies (cost $62)	50
Unrealized appreciation on forward foreign currency exchange contracts	87,557
Receivables:
Dividends	415,376
Interest	1,471,635
Investments sold	3,962,817
Matured senior loans	230,827
Reclaims	38,850
Other assets	97,524

Total assets	313,688,752

Liabilities
Borrowings	65,000,000
Call options written, at value (premiums received $343,067)	436,905
Unrealized depreciation on forward foreign currency exchange contracts	53,803
Payable for investments purchased	3,221,655
Accrued expenses:
Interest on borrowings	69,593
Management fees	209,544
Other	235,778

Total liabilities	69,227,278

Net assets applicable to Common shares	$244,461,474

Common shares outstanding	19,962,818

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.25

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$199,628
Paid-in surplus	274,089,898
Undistributed (Over-distribution of) net investment income	(754,114)
Accumulated net realized gain (loss)	(63,344,255)
Net unrealized appreciation (depreciation)	34,270,317

Net assets applicable to Common shares	$244,461,474

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations
Year Ended December 31, 2010

Investment Income
Dividends (net of foreign tax withheld of $92,241)	$3,973,320
Interest	6,850,508
Other	35,840

Total investment income	10,859,668

Expenses
Management fees	2,638,663
Shareholders’ servicing agent fees and expenses	1,413
Interest expense on borrowings	881,553
Fees on borrowings	164,250
Custodian’s fees and expenses	160,700
Trustees’ fees and expenses	9,792
Professional fees	135,558
Shareholders’ reports – printing and mailing expenses	79,092
Stock exchange listing fees	9,089
Investor relations expense	64,202
Other expenses	11,650

Total expenses before custodian fee credit and expense reimbursement	4,155,962
Custodian fee credit	(381)
Expense reimbursement	(415,097)

Net expenses	3,740,484

Net investment income	7,119,184

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	17,955,345
Call options written	67,700
Forward foreign currency exchange contracts	309,630
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,818,516
Call options written	(214,275)
Forward foreign currency exchange contracts	(95,919)

Net realized and unrealized gain (loss)	33,840,997

Net increase (decrease) in net assets applicable to Common shares from operations	$40,960,181

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Operations
Net investment income	$7,119,184	$9,311,155
Net realized gain (loss) from:
Investments and foreign currency	17,955,345	(29,549,660)
Call options written	67,700	—
Forward foreign currency exchange contracts	309,630	(897,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,818,516	95,462,545
Call options written	(214,275)	120,437
Forward foreign currency exchange contracts	(95,919)	32,106
Distributions to FundPreferred shareholders:
From net investment income	—	(85,612)

Net increase (decrease) in net assets applicable to Common shares from operations	40,960,181	74,393,043

Distributions to Common Shareholders
From net investment income	(18,768,363)	(9,467,887)
Return of capital	—	(8,145,997)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(18,768,363)	(17,613,884)

Capital Share Transactions
Cost of Common shares repurchased and retired	(295,844)	(1,837,111)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(295,844)	(1,837,111)

Net increase (decrease) in net assets applicable to Common shares	21,895,974	54,942,048
Net assets applicable to Common shares at the beginning of year	222,565,500	167,623,452

Net assets applicable to Common shares at the end of year	$244,461,474	$222,565,500

Undistributed (Over-distribution of) net investment income at the end of year	$(754,114)	$(1,167,910)

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Cash Flows
Year Ended December 31, 2010

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$40,960,181
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(195,959,584)
Proceeds from sales and maturities of investments	212,058,605
Proceeds from (Purchase of) short-term investments, net	(3,846,364)
Proceeds from (Payments for) closed foreign currency spot contracts	(6,464)
Cash paid for call options exercised, terminated and expired	(876,227)
Premiums received on call options written	1,027,958
Amortization (Accretion) of premiums and discounts, net	(10,131)
(Increase) Decrease in receivable for dividends	62,012
(Increase) Decrease in receivable for interest	73,363
(Increase) Decrease in receivable for investments sold	(3,279,826)
(Increase) Decrease in receivables for matured senior loans	(230,827)
(Increase) Decrease in receivable for reclaims	2,771
(Increase) Decrease in other assets	(43,298)
Increase (Decrease) in payable for investments purchased	704,122
Increase (Decrease) in accrued interest on borrowings	3,622
Increase (Decrease) in accrued management fees	31,790
Increase (Decrease) in accrued other liabilities	52,908
Net realized (gain) loss from investments and foreign currency	(17,955,345)
Net realized gain (loss) from call options written	(67,700)
Net realized (gain) loss from paydowns	770,355
Net realized gain (loss) from sink payments on bond securities	85,500
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(15,818,516)
Change in net unrealized (appreciation) depreciation of call options written	214,275
Change in net unrealized (appreciation) depreciation of forward foreign currency exchange contracts	95,919
Capital gain and return of capital distributions from investments	997,257
Proceeds from litigation	53,888

Net cash provided by (used in) operating activities	19,100,244

Cash Flows from Financing Activities:
Cash distribution paid to Common shareholders	(18,768,363)
Cost of Common shares repurchased and retired	(295,844)

Net cash provided by (used in) financing activities	(19,064,207)

Net Increase (Decrease) in Cash	36,037
Cash at the beginning of year	—

Cash at the End of Year	$36,037

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the fiscal year ended December 31, 2010, was $811,684

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Discount
				from Net	Distributions		Net				from
	Beginning		Net	Investment	from Capital		Investment	Capital	Return of		Common		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Capital to		Shares		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Common		Repurchased		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		and		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders(c)	holders(c)	Total	holders	holders	holders	Total	Retired		Value	Value
Year Ended 12/31:
2010	$11.13	$.36	$1.70	$–	$–	$2.06	$(.94)	$–	$–	$(.94)	$–	*	$12.25	$10.89
2009	8.30	.46	3.24	– *	– *	3.70	(.47)	–	(.41)	(.88)	.01		11.13	9.73
2008	16.09	.89	(7.19)	(.18)	–	(6.48)	(.78)	(.06)	(.47)	(1.31)	–		8.30	6.32
2007	19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)	(.64)	–	(1.54)	–		16.09	14.28
2006	16.88	.99	2.98	(.13)	(.15)	3.69	(.98)	(.37)	–	(1.35)	–		19.22	21.03

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010	$–	$–	$–	$65,000	$4,761
2009	–	–	–	65,000	4,424
2008	72,000	25,000	83,203	–	–
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010	N/A
2009	N/A
2008	N/A
2007	$.25
2006	.25

(c)	The amounts shown are based on Common share equivalents

32	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets		Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares		Applicable to Common Shares
	Share	Net Assets	Before Reimbursement(e)		After Reimbursement(e)(f)
Based on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value(d)	Value(d)	Shares (000)	Expenses	Income	Expenses	Income	Rate

22.16%	19.18%	$244,461	1.78%	2.88%	1.61%	3.06%	67%
72.17	47.30	222,566	1.89	4.73	1.59	5.02	77
(49.58)	(42.60)	167,623	2.13	6.28	1.65	6.77	49
(25.75)	(9.00)	325,097	2.20	5.06	1.74	5.53	48
38.72	22.66	387,432	1.70	5.03	1.26	5.47	44

(d)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2010	N/A	22.16%	19.18%
2009	N/A	72.17	47.30
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)
2006	December 29	40.37	24.26

(e)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, when applicable.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(g)
Year Ended 12/31:
2010	.38%
2009	.38
2008	.38
2007	.66
2006	.26	**

(f)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund’s investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

Effective January 1, 2011, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Like most fixed income instruments, the senior loans in which the Fund invests are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The values of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

34	Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,774,271.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a

Nuveen Investments	35

Notes to Financial Statements (continued)

calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2010, the character of distributions to the Fund from the REITs was 65.03% ordinary income, 13.90% long-term and short-term capital gains, and 21.07% return of REIT capital. For the fiscal year ended December 31, 2009, the character of distributions to the Fund from the REITs was 67.63% ordinary income, 20.67% long-term and short-term capital gains, and 11.70% return of REIT capital.

For the fiscal years ended December 31, 2010 and December 31, 2009, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2010 and December 31, 2009, are reflected in the accompanying financial statements.

FundPreferred Shares
The Fund is authorized to issue auction rate preferred (“FundPreferred”) shares. As of December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund’s Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund’s FundPreferred shares had been filed on behalf of shareholders of the Fund and against the Adviser, together with current and former officers and interested director/trustees of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written and swap contracts, respectively, ‘” when applicable.

Forward Foreign Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company LLP (“Wellington”), one of the Fund’s sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are

36	Nuveen Investments

recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During fiscal year ended December 31, 2010, the Fund entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2010, was 27. The average contract amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 - Derivative Instruments and Hedging activities for further details on forward foreign currency exchange contract activity.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies, in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call or put option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended December 31, 2010, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The Fund did not purchase put or call options or write put options during the fiscal year ended December 31, 2010. The average notional amount of call options written during the fiscal year ended December 31, 2010, was $(5,116,880). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3–Derivative Instruments and Hedging Activities, for further details on options activity.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized

Nuveen Investments	37

Notes to Financial Statements (continued)

gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$79,120,144	$–	$–	$79,120,144
REIT Common Stocks	82,949,455	–	–	82,949,455
Capital Preferred Securities	–	1,617,656	–	1,617,656
Variable Rate Senior Loan Interests	–	73,325,853	–	73,325,853
Emerging Markets Debt and Foreign Corporate Bonds	–	59,017,213	42,700	59,059,913
Short-Term Investments	–	11,275,058	–	11,275,058
Derivatives:
Call Options Written	(436,905)	–	–	(436,905)
Forward Foreign Currency Exchange Contracts *	–	33,754	–	33,754

Total	$161,632,694	$145,269,534	$42,700	$306,944,928

*	Represents net unrealized appreciation (depreciation).

38	Nuveen Investments

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Emerging Markets
Debt and Foreign
Corporate Bonds
Balance at the beginning of year	$229,331
Gains (losses):
Net realized gains (losses)	(51,562)
Net change in unrealized appreciation (depreciation)	55,496
Purchases at cost	30,500
Sales at proceeds	(221,065)
Net discounts (premiums)	–
Transfers in to	–
Transfers out of	–

Balance at the end of year	$42,700

Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$12,200

During the fiscal year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3.	Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$436,905

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	87,557	Unrealized depreciation on forward foreign currency exchange contracts	53,803

Total			$87,557		$490,708

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$67,700

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$309,630

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$(214,275)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$(95,919)

Nuveen Investments	39

Notes to Financial Statements (continued)

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Common shares repurchased and retired	(30,100)	(209,901)

Weighted average:
Price per Common share repurchased and retired	$9.81	$8.73
Discount per Common share repurchased and retired	14.97%	15.61%

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	12/31/10		12/31/09
	Shares	Amount	Shares	Amount

FundPreferred shares redeemed:
Series T	N/A	N/A	1,440	$36,000,000
Series W	N/A	N/A	1,440	36,000,000

Total	N/A	N/A	2,880	$72,000,000

N/A–The Fund redeemed all $120,000,000 of its outstanding FundPreferred Shares as of December 31, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, aggregated $195,959,584 and $212,058,605, respectively.

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	1,540	$259,037
Options written	12,006	1,027,958
Options terminated in closing purchase transactions	(8,500)	(721,208)
Options exercised	(410)	(159,693)
Options expired	(165)	(63,027)

Outstanding, end of year	4,471	$343,067

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$280,009,745

Gross unrealized:
Appreciation	$44,105,720
Depreciation	(16,767,386)

Net unrealized appreciation (depreciation) of investments	$27,338,334

40	Nuveen Investments

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclassifications, paydown adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of Common share net assets at December 31, 2010, the Fund’s tax year-end, as follows:

Paid-in surplus	$(10,877,093)
Undistributed (Over-distribution of) net investment income	12,062,975
Accumulated net realized gain (loss)	(1,185,882)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$–
Undistributed net long-term capital gains	–

The tax character of distributions paid during the Fund’s tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income *	$18,768,363
Distributions from net long-term capital gains	–
Return of capital	–

2009
Distributions from net ordinary income *	$9,554,083
Distributions from net long-term capital gains	–
Return of capital	8,145,997

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$24,094,780
December 31, 2017	32,452,667

Total	$56,547,447

During the tax year ended December 31, 2010, the Fund utilized $14,944,995 of its capital loss carryforwards.

The Fund elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund’s tax year end, (“Post-October losses”) in accordance with federal income tax regulations. Post-October currency losses of $105,345 were treated as having arisen on the first day of the following fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments	41

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington. NWQ and Symphony are both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including ADR, and the Fund’s call option strategy. Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds, and foreign currency forward strategy. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2010, the Fund had no unfunded senior loan commitments.

42	Nuveen Investments

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2010, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
The Fund has entered into a $65 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (the “Facility”), renewable annually, with its custodian bank. Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of December 31, 2010, the Fund’s outstanding balance on the Facility was $65 million. During the fiscal year ended December 31, 2010, the average daily balance outstanding on the Facility and average annual interest rate was $65 million and 1.23%, respectively.

Interest charged on the Facility is calculated at a rate per annum equal to (a) the higher of (i) the overnight London Inter-bank Offered Rate (“LIBOR”) rate plus 1.00% and (ii) the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus 1.00%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Facility. Interest expense and commitment fees are recognized as “Interest expense,” on the Statement of Operations.

On February 1, 2011, the Fund amended the Facility with its custodian bank. The Fund’s maximum commitment amount increased to $83 million. The Fund immediately drew an additional $14.8 million resulting in a total outstanding balance of $79.8 million. The Fund also incurred a one-time .15% amendment fee on the increased amount. All other terms remain unchanged.

Nuveen Investments	43

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

44	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments	45

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

46	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

Nuveen Investments	47

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

48	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	49

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”), NAM and Symphony Asset Management LLC (“Symphony”), NAM and Wellington Management Company, LLP (“Wellington”), and NAM and Security Capital Research & Management Incorporated (“Security Capital” and, together with NWQ, Symphony and Wellington, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

50	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Symphony in 2010 and NWQ in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In

Nuveen Investments	51

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by Symphony and NWQ , respectively, in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the Fund underperformed the performance of its benchmark for the three-year period, it outperformed the performance of its benchmark for the one-year period.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net management fee and/or net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to,

52	Nuveen Investments

the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisers that are unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Security Capital and Wellington, which are unaffiliated with Nuveen, the Independent Board Members also considered each such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that each such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	53

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ and Security Capital, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund’s portfolio transactions. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For NWQ, Security Capital and Wellington, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

54	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	55

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

56	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	57

Notes

58	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JDD	8.22%	11.80%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
JDD	30,100

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

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Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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EAN-B-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$33,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$33,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (Formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$0	$0	$0	$0
December 31, 2009	$2,000	$0	$0	$2,000
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser, Nuveen Fund Advisors, Inc., has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of MSCI Institutional Shareholder Services (“ISS”) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, the Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients’ best interests. The Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).
SECURITY CAPITAL
Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.
To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.
WELLINGTON MANAGEMENT
The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA, as Adviser, provides discretionary investment advisory services. NFA is responsible for the selection and on-going monitoring of the Fund’s sub-advisers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management, LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (Security Capital, Wellington, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 37 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.
KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 29 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 23 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
Item 8 (a)(2). Other Accounts Managed by Security Capital Research & Management Incorporated

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated (“Adviser”)
(a)(3) Performance Fee Accounts. For each of the categories in column (a)(2), provide number of
	(a)(2) For each person identified in column (a)(1), provide number of						accounts and the total assets in the accounts with respect to which the advisory fee is based on
	accounts other than the Funds managed by the person within each category						the performance of the account
	below and the total assets in the accounts managed within each category below						Registered
	Registered Investment		Other Pooled Investment				Investment		Other Pooled Investment
(a)(1) Identify	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
portfolio manager(s) of	Number		Number		Number		Number
the Adviser to be named	of	Total Assets	of	Total Assets	of	Total Assets	of	Total	Number of		Number of	Total Assets
in the Fund prospectus	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Total Assets	Accounts	($billions)
Anthony R. Manno Jr.	4	$1.6	1	$0.7	385	$2.1	—	—	—	—	5	$0.3
Kenneth D. Statz	4	$1.6	1	$0.7	382	$2.1	—	—	—	—	5	$0.3
Kevin W. Bedell	4	$1.6	1	$0.7	399	$2.1	—	—	—	—	5	$0.3
POTENTIAL MATERIAL CONFLICTS OF INTEREST
As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.
Item 8(a)(3). FUND MANAGER COMPENSATION
The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of Security Capital ’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2010

						$500,001 -	over
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$1,000,000	$1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X
Wellington Management
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
James W. Valone, CFA, Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income of Wellington Management, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington Management as an investment professional in 1999.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

(a)(3) Performance Fee Accounts. For each of the categories in
	(a)(2) For each person identified in column (a)(1), provide number of accounts other						column (a)(2), provide number of accounts and the total assets in the
	than the Funds managed by the person within each category below and the total						accounts with respect to which the advisory fee is based on the
	assets in the accounts managed within each category below						performance of the account
(a)(1) Identify			Other Pooled				Registered
portfolio	Registered Investment		Investment				Investment		Other Pooled
manager(s) of	Companies		Vehicles		Other Accounts		Companies		Investment Vehicles		Other Accounts
the Adviser to	Number		Number	Total	Number		Number
be named in the	of	Total Assets	of	Assets	of	Total Assets	of	Total	Number of	Total Assets	Number of	Total Assets
Fund prospectus	Accounts	($millions)	Accounts	($millions)	Accounts	($millions)	Accounts	Assets	Accounts	($millions)	Accounts	($millions)
James W. Valone	1	$15.7	16	$4,542.4	15	$5,382.1	0	$0	1	$100.4	0	$0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Item 8(a)(3). FUND MANAGER COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2010.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Nuveen JDD EMD Performance Splice (consisting of the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weighted Performing through 6/30/2010: and the JP Morgan Emerging Markets Bond Index Global Diversified from 7/1/2010) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a partner of the firm.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
James W. Valone	X
Symphony
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein
Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, he was a high-yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
Other Accounts Managed by Symphony PM
As of 12/31/10

Gunther Stein
(a) RICs
Number of accts	8
Assets	$2,980,030,537

(b) Other pooled accts
Non-performance fee accts
Number of accts	5
Assets	$74,184,893
Performance fee accts
Number of accts	16
Assets	$3,416,782,751

(c) Other
Non-performance fee accts
Number of accts	6
Assets	$92,817,275
Performance fee accts
Number of accts	3
Assets	$723,157,955
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION
Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.
The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.
The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Gunther Stein	X
NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager
Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
Item 8(a)(2). OTHER ACCOUNTS MANAGED

	Jon Bosse
(a) RICs
Number of accts	6
Assets ($000s)	$985,797,600

(b) Other pooled accts
Non-performance fee accts
Number of accts	13
Assets ($000s)	$1,811,038,754

(c) Other
Non-performance fee accts
Number of accts	24,474
Assets ($000s)	$15,703,811,707	*
Performance fee accts
Number of accts	8
Assets ($000s)	$2,029,779,085

*	Includes $736,146,998 of model program assets.
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.
•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research
•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Jon Bosse	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2010	16,000	9.82	16,000	1,853,899
February 1-28, 2010	0		0	1,853,899
March 1-31, 2010	0		0	1,853,899
April 1-30, 2010	0		0	1,853,899
May 1-31, 2010	13,300	9.80	13,300	1,840,599
June 1-30, 2010	800	9.72	800	1,839,799
July 1-31, 2010	0		0	1,839,799
August 1-31, 2010	0		0	1,839,799
September 1-30, 2010	0		0	1,839,799
October 1-31, 2010	0		0	1,839,799
November 1-30, 2010	0		0	1,995,000
December 1-31, 2010	0		0	1,995,000
Total	30,100

*	The registrant’s repurchase program, which authorized the repurchase of 2,015,000 shares, was announced October 3, 2009. The program was reauthorized for a maximum repurchase amount of 1,995,000 shares on November 16, 2010. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011